UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               November 11, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                 NeoPharm, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    001-12493                51-0327886
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(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)           Identification No.)


   150 Field Drive, Suite 195, Lake Forest, Illinois             60045
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       (Address of principal executive offices)               (Zip Code)


    Registrant's telephone number, including area code       847-295-8678
                                                       ------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Settlement Agreement

         On November 11, 2004, NeoPharm, Inc. (the "Company"), John N. Kapoor, Ph.D. ("Kapoor"), Erick E. Hanson ("Hanson"), Gregory P. Young ("Young"), and Dr. Kaveh T. Safavi ("Safavi") entered into a settlement agreement (the "Settlement Agreement") relating to the consent solicitation commenced by Kapoor on September 2, 2004 (the "Consent Solicitation") to, among other things, remove the Company's four independent directors and elect three individuals nominated by Kapoor. Hanson, Young, Safavi and Kapoor are each members of the Board of Directors of the Company. Kapoor was previously Chairman of the Board of Directors, and he is also the Company's largest shareholder, holding 21.7% of the Company's outstanding common stock.

         Pursuant to the Settlement Agreement, Kapoor has terminated the Consent Solicitation, and he and his affiliates and associates have revoked any written consents previously delivered by them. In addition, the Board of Directors of the Company has authorized the increase of the size of the Board of Directors from six directors to eight directors. Pursuant to the Separation Agreements described below, two of the Company's prior directors, Matthew P. Rogan and Sander A. Flaum, have resigned from the Board of Directors and the vacancies created by their resignations and the expansion of the Board of Directors have been filled by Bernard A. Fox, Ph.D., Ronald Eidell, Paul E. Frieman and Frank C. Becker (collectively, the "New Directors"). The Company has also agreed to cause the New Directors, as well as Kapoor, Hanson, Young and Safavi (collectively, the "Nominees"), to be nominated for election as directors to the Board of Directors at the 2005 Annual Meeting of Stockholders (the "Annual Meeting"), to publicly support and recommend the Nominees, to include the recommendation in the Company's proxy materials for the Annual Meeting, to solicit authority to vote for the Nominees at the Annual Meeting, and to use its best efforts to solicit proxies in favor of the election of the Nominees at the Annual Meeting. Hanson, Young and Safavi (collectively, the "Continuing Directors") and Kapoor have agreed to, and to cause their affiliates and associates to, support the Nominees at the Annual Meeting. In conjunction with any meeting of stockholders or action by written consent in lieu of a meeting relating to the election of directors, Kapoor and the Continuing Directors have agreed to vote any and all shares of common stock over which they have voting power in favor of the Nominees and to cause their affiliates and associates to so vote or consent.

         In connection with the Settlement Agreement, Kapoor may nominate directors and propose other business for the Company's 2006 Annual Meeting of Stockholders so long as he submits the information required by applicable law and Section 2.4 of the Company's By-laws as currently in effect no later than December 30, 2005, and the Company and the Continuing Directors agree not to take any action to preclude Kapoor from nominating directors or proposing other business at such meeting.

         The term of the Settlement Agreement is from November 11, 2004 through December 1, 2005. Throughout the term, the Company, Kapoor and the Continuing Directors may not take any action (including the solicitation of proxies or consents) seeking the removal of any Nominee from the Board of Directors or vote or consent in favor of the removal of any Nominee from the Board of Directors, and they each agreed to cause their affiliates and associates not to take any such action or so vote or consent. The Company, Kapoor and the Continuing Directors have also agreed that they will not commence or initiate any solicitation of proxies relating to the election of directors of the Company, except in favor of the Nominees or in favor of a matter that is approved by the Board of Directors, and will cause their affiliates and associates not to commence or initiate any such action. The Continuing Directors and Kapoor also agreed not to initiate or propose or otherwise solicit stockholders of the Company for the approval of any stockholder proposals or make any publicly disclosed proposal regarding any of the foregoing matters. If the Company breaches its obligations relating to the nomination, support for, and solicitation of authority to vote for the Nominees at the Annual Meeting, the restrictions placed on Kapoor and his affiliates and associates to vote their shares of stock or solicit proxies cease to apply, and Kapoor will have the right to nominate candidates for director or propose other business for the 2005 Annual Meeting.

         Under the Settlement Agreement, the Company has also agreed to reimburse Kapoor for up to $350,000 of his out-of-pocket fees and expenses incurred in connection with the Consent Solicitation, and Kapoor has agreed not to publicly disparage the Company or its current and former officers, directors and employees, or publicly disparage or make any public statements or proposals that are critical of, or alternatives to, the Company's business strategy or practices. Similarly, the Company and the Continuing Directors have agreed not to publicly disparage Kapoor or his affiliates or associates or make any public statements or proposals that are critical of Kapoor's views on the Company's business strategies and practices. Kapoor also agreed not to seek to be elected or agree to serve as Chairman of the Board of Directors until the 2005 Annual Meeting.

         The foregoing description of the Settlement Agreement is a general description only and is qualified in its entirety by reference to the Settlement Agreement. A copy of the Settlement Agreement is attached hereto as
Exhibit 10.01, and is incorporated herein by reference.

         As a consequence of the above described changes made to the Company's Board of Directors, the Incumbent Directors (as that term is defined in the Company's 1998 Equity Incentive Plan, the "Plan") no longer constitute a majority of the Board of Directors, resulting, for purposes of the Plan, in a change of control and the immediate vesting of all outstanding options. The Company does not expect any net financial impact as a result of this accelerated vesting.

Certain Relationships
---------------------

         In 1994, the Company entered into a Consulting Agreement with EJ Financial Enterprises, Inc. ("EJ Financial"). Kapoor is the president and a director of EJ Financial. In June 2004, the agreement was terminated by mutual agreement.

         In December 2001, following approval by the Company's Board of Directors, the Company loaned $3,250,000 to Akorn, Inc. ("Akorn"), an independent publicly traded company, to assist Akorn in the completion of its lyophilized products manufacturing facility in Decatur, Illinois. The Promissory Note issued to Akorn is due in December 2006. In exchange, the Company entered into a manufacturing and processing agreement that grants the Company access to at least 15% of the annual lyophilization manufacturing capacity at Akorn at a discounted price, upon completion of the facility. As of December 31, 2002, the Company determined the Promissory Note was impaired and recorded a charge to fully reserve for the Promissory Note and accrued interest. No amounts have yet been paid on the loan. On October 6, 2004, the Company announced an event of default had occurred under the loan. Kapoor is a director and Chairman of Akorn.

         On June 17, 2004, NeoPharm entered into an Employment Agreement with Young to serve as the Company's President, Chief Executive Officer and a Director.

         Hanson is currently the Chairman of the Board of Directors of the Company and Safavi is a member of the Board of Directors of the Company.

Amendment to Preferred Stock Rights Agreement
---------------------------------------------

         See the information included under Item 3.03 hereof.

Separation Agreements
---------------------

         On November 11, 2004, Sander A. Flaum and Matthew P. Rogan each resigned from the Board of Directors. In connection with their resignations, each of them executed a Separation Agreement with the Company which entitles each of them to an honorarium payment of $50,000 and the payment of certain expenses. The Separation Agreements also provide for immediate vesting of all shares under the Award of Restricted Stock granted to each director under the Company's 1998 Equity Incentive Plan (the "Plan") on March 10, 2004, and an extension of the exercisability of each Award of Options (as defined in the Plan) under the Plan until the earlier of June 30, 2008 or ten years from the date of the original grant of such award. Each director also agreed to confidentiality and non-disparagement provisions, and the Company agreed not to disparage either former director or his good name or business reputation.

         The foregoing description of the Separation Agreements is a general description only and is qualified in its entirety by reference to the Separation Agreements. The Separation Agreements for each of Sander A. Flaum and Matthew P. Rogan are attached hereto as Exhibits 10.02 and 10.03, respectively, and are incorporated herein by reference.

         In March 2000, the Company entered into a Consulting Agreement with Unicorn Pharma Consulting, Inc. ("Unicorn"). Matthew P. Rogan is the President and a principal stockholder of Unicorn. The Consulting Agreement with Unicorn was terminated by mutual agreement of the parties on October 1, 2000, and the parties entered into a new consulting agreement in November 2001. No consulting or other services have been provided by Unicorn subsequent to March 31, 2002.

Item 3.03 Material Modification to Rights of Security Holders.

         Reference is hereby made to the Registration Statement on Form 8-A dated July 7, 2003 and filed with the Securities and Exchange Commission (File No. 000-26898) on July 7, 2003 (the "Original Form 8-A") and the Amended Registration Statement on Form 8-A/A dated September 24, 2004 and filed with the Securities and Exchange Commission (File No. 001-12493) on September 24, 2004 (the "Amended Form 8-A") by the Company, relating to the rights distributed to the stockholders of the Company (the "Rights") in connection with the Preferred Stock Rights Agreement, dated as of June 30, 2003 (the "Original Rights Agreement"), as amended as of September 20, 2004 (together with the Original Rights Agreement, the "Amended Rights Agreement"), between the Company and Computershare Investor Services, L.L.C., a Delaware limited liability company, as Rights Agent.

         On November 11, 2004, the Board of Directors of the Company approved and adopted the Second Amendment to Rights Agreement, dated as of November 11, 2004 (the "Second Amendment"), by and between the Company and Computershare. The Second Amendment amends the Amended Rights Agreement between the Company and Computershare, as Rights Agent (such Amended Rights Agreement, as amended by the Second Amendment, being referred to hereinafter as the "Rights Agreement").

         The Amendment has the effect of increasing from 22% to 30% the percentage of outstanding shares of common stock of the Company which Kapoor, together with his Affiliates (as defined in the Rights Agreement), must be or become the beneficial owner of before being deemed to be an Acquiring Person (as defined in the Rights Agreement).

         The foregoing description of the Second Amendment is a general description only and is qualified in its entirety by reference to the Second Amendment. A copy of the Second Amendment is attached hereto as Exhibit 4.01, and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On November 11, 2004, the vacancies on the Board of Directors of the Company created by the resignations of Matthew P. Rogan and Sander A. Flaum and the expansion of the Board of Directors to eight members were filled by the election of Bernard A. Fox, Ph.D., Ronald Eidell, Paul E. Frieman and Frank C. Becker (the "New Directors"), pursuant to action by the Board of Directors in accordance with the terms of the Settlement Agreement. See Item 1.01 - Settlement Agreement. None of the New Directors have engaged in any transactions which are required to be disclosed under Item 404(a) of Regulation S-K. As of the date hereof, the New Directors have not been named to any committees of the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit           Description
-------           -----------

4.01 Second Amendment to Rights Agreement, dated as of November 11, 2004, by and between NeoPharm, Inc. and Computershare Investor Services, L.L.C.

10.01 Settlement Agreement, dated as of November 11, 2004, among NeoPharm, Inc., John N. Kapoor, Ph.D., Erick E. Hanson, Gregory P. Young, and Dr. Kaveh T. Safavi.

10.02 Separation Agreement, dated as of November 11, 2004, by and between NeoPharm, Inc. and Sander A. Flaum.

10.03 Separation Agreement, dated as of November 11, 2004, by and between NeoPharm, Inc. and Matthew P. Rogan.

99.1 Press Release dated November 12, 2004 announcing the Settlement Agreement and related matters.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NeoPharm, Inc.


                                        /s/ Lawrence Kenyon
                                      -----------------------------------
Date: November 17, 2004               By:  Lawrence Kenyon
                                      Its: Chief Financial Officer
                                           (Principal Accounting Officer and
                                           Principal Financial Officer)

                                 EXHIBIT INDEX

Exhibit                          Description
-------                          -----------

4.01 Second Amendment to Rights Agreement, dated as of November 11, 2004, by and between NeoPharm, Inc. and Computershare Investor Services, L.L.C.

10.01 Settlement Agreement, dated as of November 11, 2004, among NeoPharm, Inc., John N. Kapoor, Ph.D., Erick E. Hanson, Gregory P. Young, and Dr. Kaveh T. Safavi.

10.02 Separation Agreement, dated as of November 11, 2004, by and between NeoPharm, Inc. and Sander A. Flaum.

10.03 Separation Agreement, dated as of November 11, 2004, by and between NeoPharm, Inc. and Matthew P. Rogan.

99.1 Press Release dated November 12, 2004 announcing the Settlement Agreement and related matters.